                                                                    EXHIBIT 10.1


                            THE TRIZETTO GROUP, INC.

                            1998 STOCK OPTION PLAN,

                            AS AMENDED JUNE 28, 1999


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                               TABLE OF CONTENTS

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
1.      THE PLAN ..............................................................1

        1.1     PURPOSE .......................................................1

        1.2     ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE .........1

        1.3     PARTICIPATION .................................................2

        1.4     SHARES AVAILABLE FOR OPTIONS; SHARE LIMITS ....................2

        1.5     TRANSFER AND OTHER LIMITATIONS ON OPTIONS .....................3

2.      OPTIONS ...............................................................4

        2.1     GRANTS ........................................................4

        2.2     OPTION PRICE ..................................................4

        2.3     VESTING; LIMITS ON AND PROVISIONS FOR EXERCISE; OTHER
                LIMITATIONS ...................................................6

        2.4     OPTION PERIOD. ................................................7

        2.5     LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS. ....7

        2.6     LIMITS ON 10% HOLDERS .........................................7

        2.7     OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER
                    OF RESTRICTIONS ...........................................7

        2.8     OPTIONS FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS .......8

3.      OTHER PROVISIONS ......................................................8

        3.1     RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES ....8

        3.2     EFFECTS OF TERMINATION OF EMPLOYMENT;
                    DISCRETIONARY PROVISIONS ..................................9

        3.3     ADJUSTMENTS; ACCELERATION .....................................9

        3.4     COMPLIANCE WITH LAWS .........................................11

        3.5     TAX WITHHOLDING ..............................................12

        3.6     PLAN AMENDMENT, TERMINATION AND SUSPENSION ...................13

        3.7     PRIVILEGES OF STOCK OWNERSHIP ................................14

        3.8     EFFECTIVE DATE OF THE PLAN ...................................14

        3.9     TERM OF THE PLAN .............................................14

        3.10    GOVERNING LAW/CONSTRUCTION/SEVERABILITY ......................14

        3.11    CAPTIONS .....................................................14

        3.12    EFFECT OF CHANGE OF SUBSIDIARY STATUS ........................15

        3.13    NON-EXCLUSIVITY OF PLAN ......................................15

4.      DEFINITIONS ..........................................................15

APPENDIX A ...................................................................19

APPENDIX B ...................................................................26




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                            THE TRIZETTO GROUP, INC.

                            1998 STOCK OPTION PLAN,

                            AS AMENDED JUNE 28, 1999


1.      THE PLAN.

        1.1 PURPOSE. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding directors, officers, employees and other eligible persons through the grant of equity incentives. Capitalized terms used herein are defined in Section 4.

        1.2     ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

                1.2.1 COMMITTEE. This Plan will be administered by and all Options will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

                1.2.2 PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

                        (a) determine eligibility and the particular Eligible Persons who will receive Options;

                        (b) grant Options to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Options;

                        (c) approve the forms of Option Agreements (which need not be identical either as to type of Option or among Participants);

                        (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

                        (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Eligible Persons, subject to any required consent under Section 3.6;



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

                        (f) accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 2.4; and

                        (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

                1.2.3 BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

                1.2.4 RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

                1.2.5 BIFURCATION OF PLAN ADMINISTRATION; DELEGATION. Subject to the limits set forth in the definition of "Committee" in Section 4, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Options hereunder shall consist exclusively of a member or members of the Board. A majority of the members of the acting Committee shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

        1.3 PARTICIPATION. Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee so determines.

        1.4     SHARES AVAILABLE FOR OPTIONS; SHARE LIMITS.

                1.4.1 SHARES AVAILABLE. Subject to the provisions of Section 3.3, the capital stock that may be delivered under this Plan will be shares of the Corporation's Common Stock. The Shares may be delivered for any lawful consideration.

                1.4.2 SHARE LIMITS. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted to Eligible Persons under this Plan will not exceed



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4,000,000 (the "SHARE LIMIT"). The maximum number of Shares subject to those
Options that are granted during any calendar year to any one individual will be limited to 400,000. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 3.3.

                1.4.3 SHARE RESERVATION; REPLENISHMENT AND REISSUE OF UNVESTED OPTIONS. No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of Shares issuable at any time pursuant to such Option, plus (ii) the number of Shares that have previously been issued pursuant to Options granted under this Plan, other than reacquired Shares available for reissue consistent with any applicable legal limitations, plus
(iii) the maximum number of Shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Options that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, will again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

        1.5     TRANSFER AND OTHER LIMITATIONS ON OPTIONS.

                1.5.1 LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.5, by applicable law and by the Option Agreement, as the same may be amended, (i) all Options are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Options will be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Option will be delivered only to (or for the account of) the Participant.

                1.5.2 EXCEPTIONS. The Committee may permit Options to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration), and, to the extent required and applicable to Participants in this Plan, any transfers will be subject to compliance with
Section 25102(o). Incentive Stock Options, however, will be subject to any and all additional transfer restrictions under the Code.

                1.5.3 FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.5.1 will not apply to:

                        (a)     transfers to the Corporation,

                        (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,



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                        (c)     transfers pursuant to a QDRO if approved or
                                ratified by the Committee,

                        (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

                        (e) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Committee.

                                The exceptions to Section 1.5.1 set forth above in this Section 1.5.3 are, to the extent required and applicable to Participants in this Plan, subject to compliance with Section 25102(o).

                1.5.4 ADDITIONAL TRANSFER AND OTHER RESTRICTIONS ON OPTIONS. All Options shall be subject to the transfer and other limitations of Appendix A of this Plan, incorporated herein by this reference. The transfer of Shares acquired pursuant to the exercise or vesting of an Option or any interest therein shall be subject to such additional restrictions pursuant to Section 3.1.4, or as the Committee may from time to time specify with respect to such Option in the related Option Agreement.

Notwithstanding the foregoing, the Committee may, by express provision in the related Option Agreement, provide that the provisions of Sections 1.1 and 2 of Appendix A of this Plan shall not apply to an Option.

2.      OPTIONS.

        2.1 GRANTS. One or more Options may be granted under this Section 2 to any Eligible Person. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Option, and the exercise price or purchase price to be paid for the Shares. Each Option will be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant. Each Option granted will be designated in the applicable Option Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.5, or a Nonqualified Stock Option.

        2.2     OPTION PRICE.

                2.2.1 PRICING LIMITS. The purchase price per Share covered by each Option will be determined by the Committee at the time of the award of the Option, but will not be less than the greater of (i) the par value thereof, or
(ii) 85% of the Fair Market Value of the Common Stock on the date of grant. In the case of Incentive Stock Options, the purchase price per Share will not be less than 100% (110% in the case of a Participant described in Section 2.6) of the Fair Market Value of the Common Stock on the date of grant. To the extent required and applicable to Participants in this Plan, no Option shall be granted to a Participant described in Section 2.6 unless the purchase price per Share covered by the



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Option is at least 110% of the Fair Market Value of the Common Stock on the
date of grant so that such grant satisfies the applicable provisions of Section 25102(o).

                2.2.2 PAYMENT PROVISIONS. The purchase price of any Shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by certified or cashier's check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Option Agreement, by a promissory note of the Participant consistent with the requirements of Section 2.2.3; (iv) by notice and third party payment in such manner as may be authorized by the Committee; (v) if authorized by the Committee, cancellation of indebtedness or conversion of other securities; or (vi) by the delivery of Shares already owned by the Participant, but the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such Shares, and any Shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under Section 3.5. The Corporation will not be obligated to deliver certificates for the Shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

                2.2.3 ACCEPTANCE OF NOTES TO FINANCE EXERCISE. The Corporation may, with the Committee's express approval, accept one or more notes from any Eligible Person in connection with the exercise of any outstanding Option; but any such note will be subject to the following terms and conditions:

                        (a) Principal. The Principal of the note will not exceed the amount required to be paid to the Corporation upon the exercise of one or more Options under this Plan and the note will be delivered directly to the Corporation in consideration of such exercise or receipt.

                        (b) Term. The initial term of the note will be determined by the Committee; but the term of the note, including extensions, will not exceed a period of five years.

                        (c) Recourse; Security. The note will provide for full recourse to the Participant and will bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code. If required by the Committee or by applicable law, the note will be secured by a pledge of any shares or rights financed thereby in compliance with applicable

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                                law. The terms, repayment provisions, and
                                collateral release provisions of the note and the pledge securing the note will conform with applicable rules and regulations of the Federal Reserve Board as then in effect:

                        (d) Termination of Employment. If the employment of the Participant terminates, the unpaid principal balance of the note will become due and payable on the 10th business day after such termination; but if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the unpaid balance will become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant after such termination, subject to the maximum term of the note under Section 2.2.3(b).

        2.3     VESTING; LIMITS ON AND PROVISIONS FOR EXERCISE; OTHER
LIMITATIONS.

                2.3.1 VESTING. Unless the Committee otherwise expressly provides in the applicable Option Agreement, each Option shall vest and become exercisable as to 25% of the aggregate number of Shares subject to the Option on each of the first through fourth anniversaries of the applicable Award Date.

                        Unless the Committee otherwise expressly provides in the applicable Option Agreement, if a Participant's employment by (or other service specified in the Option Agreement to) the Company terminates due to the Participant's death or Total Disability, the Participant's Option shall vest and become exercisable on his or her Severance Date (as such term is defined in Section 3.2) to the extent such Option would have vested and become exercisable in the 90-day period following his or her Severance Date had he or she remained in the employ of (or providing services to) the Company.

                        Vesting and exercise provisions of an Option shall, to the extent required and applicable to Participants in this Plan, be subject to compliance with Section 25102(o).

                2.3.2 EXERCISE PROCEDURE. Any exercisable Option will be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant in a form approved by the Committee specifying the number of Shares with respect to which the Option is being exercised, together with any required payment made in accordance with Section 2.2.2. In addition, the Participant must provide any written statements required pursuant to Section
3.4 of the Plan.

                2.3.3 FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of

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any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

        2.4 OPTION PERIOD. Any Option and all rights thereunder shall expire not more than 10 years after the date of grant; provided, however, that any payment of cash or delivery of stock pursuant to an Option may be delayed until a future date if specifically authorized by the Committee in writing.

        2.5     LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

                2.5.1 $100,000 LIMIT. To the extent that the aggregate "FAIR MARKET VALUE" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "FAIR MARKET VALUE" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

                2.5.2 OTHER CODE LIMITS. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

                2.5.3 ISO NOTICE OF SALE REQUIREMENT. Any employee who exercises an Incentive Stock Option shall give prompt written notice to the Corporation of any sale or other transfer of the Shares acquired within one year after the exercise date or two years after the Award Date.

        2.6 LIMITS ON 10% HOLDERS. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.7 OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS. Subject to Section 1.4 and Section 3.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, or the restrictions upon or the term of, an Option granted under this Section 2 by cancellation of an outstanding Option and a subsequent regranting of an Option by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise or purchase price of the original or prior Option, provide for a greater or lesser number of Shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

        2.8 OPTIONS FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

3.      OTHER PROVISIONS.

        3.1     RIGHTS OF ELIGIBLE PERSONS, PARTICIPANTS AND BENEFICIARIES.

                3.1.1 EMPLOYMENT STATUS. Status as an Eligible Person will not be construed as a commitment that any Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

                3.1.2 NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to otherwise change such person's compensation or other benefits or to terminate the employment or service of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the person's consent.

                3.1.3 PLAN NOT FUNDED. Options payable under this Plan will be payable in Shares or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Options. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

                3.1.4 CHARTER DOCUMENTS. The Articles of Incorporation and By-Laws of the Corporation, as either of them may be amended from time to time, may provide for additional restrictions and limitations with respect to the Common Stock (including additional restrictions and limitations on the transfer of Shares). To the extent that these restrictions and limitations are greater than those set forth in this Plan, Appendix A or any Option Agreement, such restrictions and limitations shall apply to any Shares acquired pursuant to the exercise of Options and are incorporated herein by this reference.

        3.2     EFFECTS OF TERMINATION OF EMPLOYMENT; DISCRETIONARY PROVISIONS.

                3.2.1 RESIGNATION OR DISMISSAL. Unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 2.4 or 3.3, if the Participant's employment by (or other service specified in the Option Agreement to) the Company terminates for any reason (including termination by the Company for cause) (the date of such termination being referred to as the "SEVERANCE DATE") other than due to Total Disability, Retirement or death, the Participant will have until the date which is 30 days after his or her Severance Date to exercise any Option (or portion thereof) to the extent that it is exercisable on the Severance Date. In such cases, the Option, to the extent not exercisable on the Severance Date, will terminate.

                3.2.2 DEATH, RETIREMENT OR DISABILITY. Unless otherwise provided in the Option Agreement and subject to earlier termination pursuant to or as contemplated by Section 2.4 or 3.3, if the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability, Retirement or death, the Participant, the Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have until the date which is one year after the Participant's Severance Date to exercise any Option (or portion thereof) to the extent that it is exercisable on the Severance Date (or becomes exercisable in connection with the Participant's death or Total Disability pursuant to Section 2.3.1). The Option, to the extent not exercisable as of the Severance Date, will terminate.

                3.2.3 COMMITTEE DISCRETION. Notwithstanding the foregoing provisions of this Section 3.2, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 2.4, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Option Agreement.

        3.3     ADJUSTMENTS; ACCELERATION.

                3.3.1 ADJUSTMENTS. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off,



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

combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable

                (a) proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of Shares set forth elsewhere in this
                        Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the purchase or exercise price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

                (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. In each case, with respect to Incentive Stock Options, no such adjustment will be made that would cause this Plan to violate
                        Section 422 or 424(a) of the Code or any successor provisions without the written consent of the holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

                3.3.2 ACCELERATION OF OPTIONS UPON CHANGE IN CONTROL. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Options will not accelerate or determines that only certain or limited benefits under any or all Options will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event, each Option will become immediately vested and exercisable. However, in the case of a transaction intended to be accounted for as a pooling of interests transaction, the Committee shall have no discretion with respect to the foregoing acceleration of Options. The Committee may override the limitations on acceleration in this Section 3.3.2 by express provision in the Option Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options will comply with applicable legal requirements.

                3.3.3 POSSIBLE EARLY TERMINATION OF ACCELERATED OPTIONS. If any Option to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 3.3.2 but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 3.3.1 that the Corporation does not survive, or (iii) the consummation of an event described in Section 3.3.1 involving a Change in Control Event approved by the Board, such Option will terminate, subject to any provision that has been expressly made by the Committee through a plan of reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of such Option.

                3.3.4 GOLDEN PARACHUTE LIMITATIONS. Unless otherwise specified in an Award Agreement, no Award will be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not defined federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

        3.4     COMPLIANCE WITH LAWS.

                3.4.1 GENERAL. This Plan, the granting and vesting of Options under this Plan and the offer, issuance and delivery of Shares for other securities and/or the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions, and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

                3.4.2 COMPLIANCE WITH SECURITIES LAWS. No Participant shall sell, pledge or otherwise transfer Shares acquired pursuant to an Option or any interest in such Shares except in accordance with the express terms of this Plan, Appendix A of the Plan, and the applicable Option Agreement. Any attempted transfer in violation of this Section 3.4 shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of Shares acquired pursuant to an Option, except in compliance with all applicable federal and state securities laws and unless and until:

                (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                (b) such disposition is made in accordance with Rule 144 under the Securities Act; or

                (c) such Participant notifies the Corporation of the proposed disposition and furnishes the Corporation with a statement of the circumstances surrounding the proposed disposition, and, if requested by the Corporation, such Participant furnishes the Corporation with an opinion of counsel acceptable to the Corporation's counsel, that such disposition will not require registration under the Securities Act and will be in compliance with all applicable state securities laws.

                        Notwithstanding anything else herein to the contrary, the Company has no obligation to register the Common Stock or file any registration statement under either federal or state securities laws, nor does the Company make any representation concerning the likelihood of a public offering of the Common Stock.

                3.4.3 FINANCIAL STATEMENT DELIVERY. The Corporation shall deliver annually to Participants, financial statements of the Corporation sufficient to satisfy the requirements of Section 260.140.46 of the Regulations adopted under the California Corporation Securities Law, to the extent required and applicable to the Participants in this Plan.

                3.4.4 INVESTMENT REPRESENTATIONS. By acceptance and execution of his or her Option Agreement and again upon exercise of his or her Option (unless the Corporation is then a registered company in respect of the Common Stock under Section 12 of the Exchange Act or unless the Corporation waives this requirement), each Participant makes and agrees to reaffirm the representations contained in Appendix B hereto to the Corporation and acknowledges that the Corporation's reliance on federal and state securities law exemptions from registration and qualification is predicated, in part, on such representations.

        3.5     TAX WITHHOLDING.

                3.5.1 TAX WITHHOLDING. Upon any exercise, vesting, or payment of any Option or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Option event or payment, or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may in its sole discretion (subject to

Section 3.4) grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of Shares valued at their then Fair Market Value, to satisfy such withholding obligation.

                3.5.2 TAX LOANS. If so provided in the Option Agreement or otherwise authorized by the Committee, the Corporation may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 3.5.1. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Corporation, under applicable law, may establish and such loan need not comply with the provisions of Section 2.2.3.

        3.6     PLAN AMENDMENT, TERMINATION AND SUSPENSION.

                3.6.1 BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

                3.6.2 STOCKHOLDER APPROVAL. To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

                3.6.3 AMENDMENTS TO OPTIONS. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Options that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Option.

        Notwithstanding the foregoing provisions of this Section 3.6.3 or
        Section 3.6.4, if the accounting treatment under generally accepted accounting principles of any Options granted hereunder would be materially more adverse to the Company with respect to its ability to raise additional capital than anticipated at the time of approval of this Plan or the Options because of a change in those principles or the interpretation or application thereof, the Committee may, in the exercise of its discretion and without the consent of the Participant, amend the terms of such Options to the extent the Committee deems necessary to eliminate such effect.

                3.6.4 LIMITATIONS ON AMENDMENTS TO PLAN AND OPTIONS. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by
Section 3.3 will not be deemed to constitute changes or amendments for purposes of this Section 3.6.

        3.7 PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

        3.8 EFFECTIVE DATE OF THE PLAN. This Plan is effective upon its approval by the Board (the "Effective Date"), subject to approval by the stockholders of the Corporation within twelve months after the date of such Board approval.

        3.9 TERM OF THE PLAN. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date (the "TERMINATION DATE") and no Options may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Options hereunder, including the authority to amend an Option, will continue during any suspension of this Plan and in respect of Options outstanding on the termination date.

        3.10    GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

                3.10.1 CHOICE OF LAW. This Plan, the Options all documents evidencing Options and all other related documents will be governed by, and construed in accordance with, the laws of the state of Delaware.

                3.10.2 CONSTRUCTION. This Plan and the grant of Options shall be construed in accordance with Section 25102(o) to the extent required and applicable to Participants in this Plan.

                3.10.3 SEVERABILITY. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

        3.11 CAPTIONS. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

        3.12 EFFECT OF CHANGE OF SUBSIDIARY STATUS. For purposes of this Plan and any Option hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

        3.13 NON-EXCLUSIVITY OF PLAN. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

4.      DEFINITIONS.

"AWARD DATE" means the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Award Date at the time of the Option.

"BENEFICIARY" means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"BOARD" means the Board of Directors of the Corporation.

"CHANGE IN CONTROL EVENT" means any of the following:

        (a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

        (b) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

        (c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary or other affiliate; or;

        (d) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person that is a stockholder of the Corporation on the Effective Date, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

        (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

"CODE" means the Internal Revenue Code of 1986, as amended from time to time.

"COMMISSION" means the Securities and Exchange Commission.

"COMMITTEE" means the Board or any one or more committees of director(s) appointed by the Board to administer this Plan with respect to the Options within the scope of authority delegated by the Board.

"COMMON STOCK" means the Common Stock, par value $.001 per share, of the Corporation and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under
Section 3.3 of this Plan.

"COMPANY" means, The Trizetto Group, Inc., a Delaware Corporation and its Subsidiaries.

"CORPORATION" means The Trizetto Group, Inc., a Delaware corporation, and its successors.

"ELIGIBLE EMPLOYEE" means an officer (whether or not a director) or employee of the Company.

"ELIGIBLE PERSON" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

"FAIR MARKET VALUE" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan. Any determination as to fair market value made pursuant to this Plan shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be conclusive and binding on all persons.

"INCENTIVE STOCK OPTION" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

"NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an officer or employee of the Company.

"NONQUALIFIED STOCK OPTION" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

"OPTION" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

"OPTION AGREEMENT" means any writing setting forth the terms of an Option that has been authorized by the Committee.

"OTHER ELIGIBLE PERSON" means (a) any individual consultant or advisor or agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who (to the extent provided in the next sentence) is selected to participate in this Plan by the Committee; or

(b) any director of the Corporation. A person who is neither an employee, officer nor director who provides bona fide services to the Company may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (c) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (d) the Corporation's compliance with any other applicable laws.

"PARTICIPANT" means an Eligible Person who has been granted an Option under this Plan.

"PERSONAL REPRESENTATIVE" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

"PLAN" means this The Trizetto Group, Inc. 1998 Stock Option Plan, as it may hereafter be amended from time to time.

"PUBLIC OFFERING" means the closing of a bona fide underwritten public offering and sale of at least 20% of the Common Stock, or a reorganization or other event affecting the Corporation whereby it becomes a registered company in respect of the Common Stock under Section 12 of the Exchange Act.

"QDRO" means a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

"RETIREMENT" means retirement with the consent of the Company, or from active service as an employee or officer of the Company on or after attaining (a) age 55 with ten or more years of service, or (b) age 65.

"SECTION 25102(o)" means Section 25102(o) of the California Corporations Code.

"SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

"SHARE" shall mean a share of Common Stock.

"SUBSIDIARY" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

"TOTAL DISABILITY" means a "total and permanent disability" within the meaning of Section 22(e)(3) of the Code and, with respect to Options other than Incentive Stock Options, such other disabilities, infirmities, afflictions, or conditions as the Committee may include.

                                   APPENDIX A

                            RESTRICTIONS ON SALE AND
                       TRANSFER OF SHARES BY PARTICIPANTS

                           CORPORATION'S CALL RIGHTS
                      TO REPURCHASE SHARES OF PARTICIPANTS

THE PROVISIONS OF THIS APPENDIX A (EXCEPT FOR SECTION 1.3.1) SHALL TERMINATE UPON A PUBLIC OFFERING.

1.      RESTRICTIONS ON SALE AND TRANSFER OF SHARES.

                No Participant shall sell, pledge or otherwise transfer Shares acquired pursuant to an Option or any interest in such Shares or in the Options except in accordance with the express terms of the Plan and this Appendix A or to the Corporation. Any sale or transfer, or purported sale or transfer, of any Shares acquired pursuant to an Option or any interest therein other than to the Corporation shall be null and void unless the terms, conditions and provisions of this Appendix A are strictly observed and followed. The restrictions and duties under this Section 1 shall not apply to any merger of the Company or to any tender offer to all stockholders that is approved by the Board.

        1.1     RIGHT OF FIRST REFUSAL.

                Subject to Section 3.4 of the Plan, the Corporation and its stockholders shall have certain rights of first refusal, as set forth below, to purchase Shares acquired pursuant to an Option before such Shares can be validly transferred.

                1.1.1 NOTICE OF INTENT TO SELL. Before there can be a valid sale or transfer of any Shares acquired pursuant to an Option by any holder thereof, the holder of such Shares to be sold or transferred shall first give notice in writing to the Corporation via postage pre-paid registered or certified U.S. Mail of his or her intention to sell or transfer such Shares (the "OPTION NOTICE") addressed as follows (or to such other representatives of the Corporation or such other address as the Corporation shall have duly noticed in writing to such stockholder):

President
The Trizetto Group, Inc.
567 San Nicolas Drive, Suite 360
Newport Beach, California 92660

                The Option Notice shall specify the number of Shares to be sold or transferred, the price per Share and the terms upon which such holder intends to make such sale or transfer. If the payment terms set forth in the Option Notice differ from payment by check at closing, the Corporation shall have the option, as set forth herein, of providing for payment at closing in a fair value equivalent. The determination of a fair value equivalent shall be made in the Corporation's best judgment and such determination shall be mailed or delivered to the selling or transferring stockholder (the "CORPORATION'S NOTICE") within five (5) days of its receipt of the Option Notice. Should the selling or transferring stockholder disagree with the Corporation's determination of a fair value equivalent, he or she shall have the right to retract such sale or transfer and the offer of Shares pursuant to the Option Notice (such retraction to be made in writing and sent via postage pre-paid registered or certified U.S. Mail to the Corporation as above provided within five (5) days after the date of the Corporation's Notice).

                The Corporation shall within five (5) days after receipt of the Option Notice, mail or deliver a copy of said Option Notice and a copy of the Corporation's Notice, if applicable, to each of the other stockholders of record of the Corporation. Such notice(s) may be delivered to such stockholders personally or may be mailed to the last known address of such stockholders, as the same may appear on the books of the Corporation.

                1.1.2 OPTION TO PURCHASE. Should the selling stockholder not retract his or her proposed sale or transfer of Shares as provided above, for the 30-day period commencing upon receipt of the Option Notice by the Corporation (the "OPTION PERIOD"), the Corporation and the stockholders of record of the Corporation shall have an option to purchase any or all of the Shares specified in the Option Notice at the price offered therein.

                1.1.3 OFFER NOTICES. Any stockholder or stockholders desiring to acquire any part or all of the Shares referred to in the Option Notice shall deliver by mail or otherwise the Corporation as specified above a written offer or offers (each an "OFFER NOTICE") to purchase a specified number or numbers of such Shares at the price and upon the terms stated in the Option Notice. Offer Notices must be received by the Corporation, addressed as specified above, before the 25th day of the Option Period.

                If the total number of Shares specified in the Offer Notices received by the Corporation before the 25th day of the Option Period combined with any Shares to be acquired by the Corporation pursuant to the terms of this
Section 1.1 exceed the number of Shares referred to in the Option Notice: (i) the number of Shares to be acquired by the Corporation pursuant to the terms of this Section 1.1 shall be allocated first to the Corporation; and (ii) any Shares not so allocated to the Corporation shall be available for purchase by the other stockholders of record of the Corporation.

                If the total number of Shares specified in the Offer Notices of the stockholders of record of the Corporation exceed the number of Shares available for them to purchase, each such offering stockholder shall be entitled to purchase such proportion of the Shares available to be so purchased as the number of Shares which he or she holds bears to the total number of Shares held by all of the stockholders desiring to purchase the Shares referred to in the Option Notice.

                If all of the Shares referred to in the Option Notice are not disposed of under such apportionment, each stockholder desiring to purchase Shares in a number in excess of his or her proportionate share, as provided above, shall be entitled to purchase such proportion of those Shares which remain thus undisposed of, as the total number of Shares which he or she holds bears to the total number of Shares held by all of the stockholders desiring to purchase Shares in excess of those to which they are entitled under such apportionment. This process shall be repeated until all available Shares are purchased or until no stockholder desires to make a purchase of such Shares.

                1.1.4 PURCHASE OF SHARES. Prior to the expiration of the Option Period, the Corporation shall give written notice to the stockholder desiring to sell or transfer Shares of the number of such Shares which will be purchased (or, if no Shares are to be purchased, stating such fact) by the Corporation and/or its stockholders pursuant to the terms of this Section 1.1 (the "PURCHASE NOTICE"). Unless the parties agree otherwise, purchases pursuant to this Section 1.1 shall be consummated no later than the expiration of the Option Period. The purchase price shall be paid at the closing (i) by check; or
(ii), if the payment terms set forth in the Option Notice differ from payment by check at closing, in accordance with the payment terms as set forth in the Option Notice or fair value equivalent as set forth in the Corporation's Notice; against surrender by the selling stockholder of a stock certificate evidencing the number of Shares specified in the Option Notice with duly endorsed stock powers.

                1.1.5 ABILITY TO SELL UNPURCHASED SHARES. Unless all of the Shares referred to in the Option Notice are to be purchased as indicated in the Purchase Notice, the stockholder desiring to sell or transfer may dispose of any Shares referred to in the Option Notice that are not to be purchased by the Corporation or its stockholders, to the person or persons specified in the

Option Notice during a period of sixty (60) days commencing upon his or her receipt of the Purchase Notice; provided, however, that he or she shall not sell or transfer such Shares at a lower price or on terms more favorable to the purchaser or transferee than those specified in the Option Notice, and provided that such transfer is consistent with the other provisions and limitations of the Plan and this Appendix A. If the transfer is not consummated within such sixty (60) day period, such stockholder shall again offer such Shares to the Corporation and its stockholders of record pursuant to the terms of this Section
1.1 prior to any sale or transfer to any other person.

        1.2     LIMITATIONS ON TRANSFEREES.

                In addition to the limitations under Section 1.1, no Shares acquired pursuant to an Option may be transferred unless the proposed transferee
(i) is not directly or indirectly in competition with the Corporation, (ii) agrees with the Corporation in writing to be bound by each of the subsections of this Appendix A and Section 3.4 of the Plan, and (iii) is the same person or persons specified in the Option Notice.

        1.3     ADDITIONAL LIMITS ON TIME OF TRANSFER.

                1.3.1 LOCK-UP AGREEMENTS. No Participant or transferee of a Participant shall, directly or indirectly, offer, sell, offer to sell, contract to sell, grant any option to purchase or otherwise sell, transfer, pledge, or dispose (or announce any offer, sale, offer of sale, contract of sale, grant of any option to purchase or other sale, transfer, pledge or disposition) (collectively, a "TRANSFER") of any of the Shares acquired on exercise, conversion or settlement of an Option for a period commencing as of 14 days prior to and ending one year, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Corporation's securities of which a Participant has notice. A Participant shall agree and consent to the entry of stop transfer instructions with the Corporation's transfer agent against the Transfer of the Corporation's securities beneficially owned by such Participant. If at any time the Corporation proposes to register its Common Stock under the Securities Act in connection with an underwritten public offering of the Corporation's Common Stock, a Participant shall agree to enter into a one year, or such lesser period of time as the relevant underwriters may permit, lock-up agreement with the underwriter or underwriters selected for such underwriting by the Corporation restricting any Transfers of shares of the Corporation's Common Stock owned by or acquirable by such Participant, such lock-up agreement to be in customary form. Notwithstanding anything else herein to the contrary, this
Section 1.3.1 shall not be construed so as to prohibit a Participant from participating in a registration or a public offering of the Common Stock with respect to any Shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.



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                1.3.2   NO TRANSFER FOLLOWING A CALL. Notwithstanding anything
else contained herein to the contrary, no Shares acquired pursuant to an Option may be transferred other than to the Corporation after the Corporation has given notice that it will exercise its call rights under Section 2 for so long as the Corporation is not in default of its obligation to pay for the Shares subject to the call.

2.      CORPORATION REPURCHASE/CALL RIGHTS.

                Options and Shares acquired pursuant to an Option are subject to certain repurchase and call rights in favor of the Corporation as set forth in this Section 2. However, nothing in this Appendix A shall be construed so as to create an obligation on the part of the Corporation to repurchase any Shares or Options from any Participant.

        2.1     SHARE REPURCHASE RIGHT.

                Upon a Participant's termination of employment with or services to the Company (by reason of death, disability, resignation, dismissal, retirement or otherwise, whether or not for cause, a "TERMINATION OF SERVICES"), the Corporation shall have the right during a 90-day period (the "CALL PERIOD") after such termination to repurchase, and such Participant shall be obligated to sell any Shares acquired pursuant to an Option at a price equal to their Fair Market Value (as defined in the Plan) as of the date of such termination; provided, however, that if such Participant purchases the Shares after such termination pursuant to an Option, then the Call Period shall begin on the date of such exercise (and not on the date of such termination) and the Participant shall be obligated to sell the Shares at a price equal to their Fair Market Value as of the date of exercise. The right of the Corporation to repurchase and the obligation of a Participant to sell the Shares to the Corporation under this
Section 2.1 shall terminate after the expiration of the Call Period. The purchase price shall be paid at the closing (which shall occur not later than the 10th day after the Corporation exercises its call right and in any event not later than the expiration of the Call Period) by check against surrender by the Participant of a stock certificate evidencing the Shares with duly endorsed stock powers. No adjustments shall be made to the purchase price for fluctuations in the Fair Market Value of the Shares during the Call Period.

        2.2     RIGHTS TO PURCHASE OPTIONS.

                If all or any portion of an Option remains vested or exercisable after a Participant's Termination of Services, the Corporation shall have the right, at all times after such Termination of Services and before the Option is exercised, to purchase the Option, in whole or in part, at a price equal to the value of the then vested portion of the Option as to which the Corporation's right is exercised. For this purpose, the per share value of the Option is equal to the excess (if any) of the Fair Market Value of a Share over the purchase price per share of the Option, as of the end of the quarter preceding the date the Corporation delivers notice that it is exercising its rights under this
Section 2.2 to the Participant. (If such calculation results in a per share value of zero or less than zero, the Option shall automatically terminate to the extent of the shares covered by the Option upon delivery of the Corporation's notice to that effect and notice that it is exercising its purchase rights under this Section 2.2.) Upon payment (or tender of payment) of the applicable amount to the Participant (or delivery of the notice as aforesaid if no



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payment is due), the Option and all rights thereunder shall terminate to the extent the Corporation's right is exercised. (If payment has been tendered, the Option shall represent only the right to receive such payment (if any) without interest.) A notice of purchase given pursuant to this Section 2.2 shall specify the price and a date of the closing of the purchase no later than 30 days after the date of notice. The purchase price shall be paid at the closing by check. No adjustments shall be made to the purchase price for fluctuations in the Fair Market Value of the Shares subsequent to the valuation date specified above. If any such purchase right is exercised in accordance with this Section 2.2, the Participant shall be obligated to surrender the Option upon the exercise of such rights and payment of any amount due hereunder. No Option may be exercised after the Corporation has delivered notice that it is exercising its purchase rights to purchase such Option under this Section 2.2, provided that the Corporation tenders any payment due within 30 days of such notice.

3.      MISCELLANEOUS.

        3.1     ASSIGNMENT.

                Notwithstanding anything to the contrary, the Corporation may assign any or all of its repurchase and call rights under this Appendix A to one or more stockholders or successors of the Corporation.

        3.2     LEGENDS.

                All certificates evidencing Shares issued or delivered under the Plan shall bear the following legends and/or any other appropriate or required legends under applicable laws:

                "OWNERSHIP OF THIS CERTIFICATE AND THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE COMPANY, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION, AND RIGHTS OF REPURCHASE AND FIRST REFUSAL, UNDER SECTION 3.4 OF THE COMPANY'S 1998 STOCK OPTION PLAN AND APPENDIX A THERETO, COPIES OF WHICH ARE AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE COMPANY."

                "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS."



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                                   APPENDIX B

                   SECURITIES LAW INVESTMENT REPRESENTATIONS

1.      NO INTENT TO SELL.

                The Participant represents that he/she is acquiring the Option and if and when he/she exercises the Option will acquire any Shares solely for his/her own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution of all or any portion of the Shares within the meaning of the Securities Act, the California Corporate Securities Law, or other applicable state securities laws.

2.      NO RELIANCE ON CORPORATION.

                In evaluating the merits and risks of an investment in the Shares, the Participant represents that he/she has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

3.      RELATIONSHIP TO AND KNOWLEDGE ABOUT CORPORATION.

                The Participant represents that he/she is knowledgeable about the Corporation and has a preexisting personal or business relationship with the Corporation. As a result of such relationship, he/she is familiar with, among other characteristics, its business and financial circumstances and has access on a regular basis to or may request the Corporation's condensed consolidated balance sheet and condensed consolidated income statement setting forth information material to the Corporation's financial condition, operations and prospects.

4.      RISK OF LOSS.

                The Participant represents that he/she is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying Shares from the Award Date to the date of exercise, and that any investment in shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require his/her capital to be invested for an indefinite period of time, possibly without return and at risk of loss.

5.      RESTRICTIONS ON SHARES.

                The Participant represents that he/she understands that any Shares acquired on exercise of the Option will be characterized as "restricted securities" under the federal securities laws since the Shares are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Participant acknowledges receiving a copy of Rule 144 promulgated under the Securities Act, as presently in effect, and represents that he/she is familiar with such rule, and understands the



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
resale limitations imposed thereby and by the Securities Act and the California Corporate Securities Law.

6.      ADDITIONAL RESTRICTIONS.

                The Participant represents that he/she has read and understands the restrictions and limitations imposed on the Option and any Shares which may be acquired thereunder, including, but not limited to, the following: (i) the termination provisions of Sections 3.2 and 3.3.3 of the Plan; (ii) the non-transferability provisions of Section 1.5 of the Plan; and (iii) the limitations on the transfer of Shares contained in Section 3.4 of the Plan and Appendix A of the Plan.

7.      NO CORPORATION REPRESENTATIONS.

                The Participant represents that at no time was an oral representation made to him/her relating to the Option or the purchase of Shares and that he/she was not presented with or solicited by any promotional meeting or material relating to the Option or the Shares.

8.      SHARE CERTIFICATE LEGEND.

                The Participant represents that he/she understands and acknowledges that any certificate evidencing the Shares (or evidencing any other securities issued with respect thereto pursuant to any stock split, stock dividend, merger or other form of reorganization or recapitalization) if and when issued shall bear, in addition to any other legends which may be required by applicable state securities laws, the legend set forth in Section 3.2 of Appendix A of the Plan.



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